[LOGO] Merrill Lynch  Investment Managers

Annual Report
November 30, 2002

Merrill Lynch
Latin America
Fund, Inc.

www.mlim.ml.com

                     MERRILL LYNCH LATIN AMERICA FUND, INC.

Asset Allocation As a Percentage* of Net Assets as of November 30, 2002

A map illustrating the following percentages:

Mexico                                   49.6%
Venezuela                                 1.5%
Colombia                                  0.2%
Peru                                      3.0%
Brazil                                   37.8%
Argentina                                 0.8%
Chile                                     5.5%

*     Total may not equal 100%.

                       Merrill Lynch Latin America Fund, Inc., November 30, 2002

DEAR SHAREHOLDER

Investment Environment

The 12-month period ended November 20, 2002 proved to be a challenging environment for most Latin American equity markets. The combination of political uncertainty in many of the region's major countries along with anemic global economic growth and global risk aversion translated into volatile capital markets and depreciating currencies throughout the region.

For the 12 months ended November 30, 2002, the Mexican equity market posted a -4.02% return in U.S. dollars. (References to securities markets of all countries in this letter to shareholders correspond to those countries' market weightings in the Morgan Stanley Capital International Emerging Markets (MSCI
EM) Latin America Free Index, unless otherwise noted, and are for the 12-month period ended November 30, 2002.) The market suffered from slow economic activity (following the lead from the United States) as well as disappointment over the political paralysis caused by rifts between President Fox and the Mexican congress. Despite this, Mexico was the best-performing market among the region's liquid markets. Brazil, on the other hand, was the worst performer, posting a U.S. dollar decline of -44.56%. Uncertainties regarding economic policies of President-elect Lula along with concerns about the country's ability to meet its debt obligations, rising inflation and 46.2% currency depreciation were the main culprits for such weak performance. The Chilean equity market posted a -21.47% return during the period. While its currency was stable, the country's reliance on copper along with significant investments by major Chilean corporates in Argentina and Brazil were the main drivers for the market's weak performance. In Argentina, departure from the convertibility law led to a 261% depreciation of the currency during the period, significant political uncertainty as the presidency changed hands four times, and debt default that left the country unsuccessfully negotiating with the International Monetary Fund for most of the year. Political unrest, an unsuccessful coup and general strikes have marked the year in Venezuela, while the Colombian and Peruvian markets posted positive returns for the year although offering few investment options.

Fiscal Year in Review

For the fiscal year ended November 30, 2002, total returns for Merrill Lynch Latin America Fund, Inc.'s Class A, Class B, Class C and Class D Shares were -12.04%, -12.95%, -12.96% and -12.20%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4-6 of this report to shareholders.) The Fund's Lipper peer group of Latin American funds had an average return of -14.92% for the same 12-month period. The Fund also outperformed the benchmark MSCI EM Latin America Free Index, which had a -15.62% return for the same 12-month period.

Despite the challenging environment, Latin America managed to outperform both the unmanaged Standard & Poor's 500 Index (-16.51%) and the Nasdaq Composite Index (-23.11%) for the 12 months ended November 30, 2002. As we described, Latin markets experienced weakness as a result of external factors--a weak global economy and global risk aversion--as well as internal factors that were primarily related to each country's political climate.

Our strategy for most of the fiscal year was to be overweight in the Mexican market and underweight in the Brazilian and Chilean markets. At the stock selection level, we continued to maintain our disciplined, value-oriented approach. As a result, approximately half of our outperformance during the fiscal year was related to market allocation and the other half was related to stock selection.

In Mexico, we benefited from maintaining overweight positions in the consumer discretionary sector (Grupo Elektra, SA de CV and TV Azteca, SA de CV were the two largest contributors) and consumer staples (our Pepsi-Gemex investment was the highlight and as we expected, the company was later bought out by the Pepsi Bottling Group). In Brazil, the largest contributors were our underweight positions in oil-giant Petrobras and in the financial sector overall; we also benefited from our overweight position in pulp and paper producer Votarantim Celulose e Papel SA and in electrical motors manufacturer Weg SA. In Chile, we highlight our underweight in the utility sector, hard hit by investments in both Argentina and Brazil. Finally, the Fund's performance benefited from our underweight position in Argentina as a market.

Investment Outlook

Our thoughts regarding the long-term prospects for Latin America remain unchanged--we still find the region to be an attractive investment opportunity. For the most part, we believe valuations remain low (with the possible exception of Chilean equities) and corporations are largely focused on improving both returns on investment as well as corporate governance.

As of November 30, 2002, we adjusted our portfolio and moved to a lesser overweight position in Mexico and to an overweight position in Brazil. We anticipate both of these markets to perform better in the coming months. Mexico is likely to benefit from the expected improvement in the U.S. economy, but this will probably be a slow process. The Brazilian market should continue to recover some of the losses of the past two years, provided President-elect Lula and his team remain in a relatively orthodox path. For the rest of the region, we are comfortable maintaining our overweight position in Venezuela, as we believe that the potential regime change will be positive for the equity market. We remain underweight in Chile on valuation grounds and slightly overweight in Peru, focusing most of our exposure in the mining sector. We are currently underweight in Argentina as a number of crucial issues still need to be resolved. These issues include recapitalization and normalization of the financial system, the establishment of a workable tariff structure for utilities and telecommunication services, and debt restructuring. A new government should be elected in April/May 2003, which will be faced with the need to tackle these important structural issues. We will be monitoring the situation carefully should attractive investment opportunities arise.

In Conclusion

We thank you for your continued investment in Merrill Lynch Latin America Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Josephine Ragni

Josephine Ragni
Portfolio Manager


/s/ William M. Landers

William M. Landers
Portfolio Manager

December 20, 2002

--------------------------------------------------------------------------------
We are pleased to announce that Josephine Ragni and William Landers have been named Portfolio Managers of Merrill Lynch Latin America Fund, Inc. and are primarily responsible for the day-to-day management of the Fund. Ms. Ragni joined an affiliate of Merrill Lynch Asset Management U.K. Limited in 1998 and prior thereto, was employed at Foreign & Council from 1993 to 1997. Mr. Landers joined Merrill Lynch Investment Managers, L.P. in 2002 and was employed at Credit Suisse First Boston from 1999 to 2001 and at Lehman Brothers, Inc. from 1994 to 1999. Mr. Landers is a CFA(R) charterholder.
--------------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (unaudited)

All of the ordinary income distribution paid to shareholders of Merrill Lynch Latin America Fund, Inc. of record on December 14, 2001, represents income from foreign sources. Additionally, there were foreign taxes of $.203254 per share associated with this distribution.

The foreign taxes per share represent taxes incurred by Merrill Lynch Latin America Fund, Inc. on dividends and or interest received by the Fund from foreign sources. The foreign taxes should be included as foreign source taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.


                                     2 & 3

                       Merrill Lynch Latin America Fund, Inc., November 30, 2002

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

o Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                                          Ten-Year/
                                                                    6-Month           12-Month         Since Inception
As of November 30, 2002                                          Total Return       Total Return        Total Return
======================================================================================================================
ML Latin America Fund, Inc. Class A Shares*                          -23.49%           -12.04%              -35.36%
----------------------------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class B Shares*                          -23.89            -12.95               +12.22
----------------------------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class C Shares*                          -23.91            -12.96               -40.65
----------------------------------------------------------------------------------------------------------------------
ML Latin America Fund, Inc. Class D Shares*                          -23.57            -12.20               +21.42
----------------------------------------------------------------------------------------------------------------------
MSCI EM Latin America Free Index**                                   -22.93            -15.62           +50.95/-24.63
======================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception returns are from 10/21/94 for Class A & Class C Shares and ten years for Class B & Class D Shares.
** This unmanaged market capitalization-weighted Index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Argentina, Brazil, Chile and Mexico which are freely purchasable by foreign investors. Ten-year/since inception total returns are for ten years and from 10/31/94, respectively.

Class A & Class C Shares

ML Latin America Fund, Inc.'s Class A and Class C Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class C Shares compared to growth of an investment in the MSCI EM Latin America Free Index. Values are from October 21, 1994 to November 2002:

                                    10/21/94**       11/94             11/95            11/96             11/97            11/98
ML Latin America
Fund, Inc.+--
Class A Shares*+++                  $9,475           $9,033            $5,631           $6,881            $8,380           $5,888
ML Latin America
Fund, Inc.+--
Class C Shares*                     $10,000          $9,525            $5,875           $7,100            $8,557           $5,951

                                    11/99            11/00             11/01            11/02
ML Latin America
Fund, Inc.+--
Class A Shares*+++                  $7,580           $7,810            $6,962           $6,124
ML Latin America
Fund, Inc.+--
Class C Shares*                     $7,583           $7,727            $6,819           $5,935

                                    10/31/94**       11/94             11/95            11/96             11/97            11/98
MSCI EM Latin America
Free Index++                        $10,000          $9,715            $6,991           $8,551            $10,867          $8,150

                                    11/99            11/00             11/01            11/02
MSCI EM Latin America
Free Index++                        $10,324          $9,513            $8,933           $7,538

  * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
 **   Commencement of operations.
  + ML Latin America Fund, Inc. invests primarily in Latin American equity and debt securities.
 ++ This unmanaged market capitalization-weighted Index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Argentina, Brazil, Chile and Mexico which are freely purchasable by foreign investors. The starting date for the Index is from 10/31/94.
+++ As a result of the implementation of the Merrill Lynch Select Pricing(SM) System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                              % Return Without    % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 11/30/02                            -12.04%            -16.66%
--------------------------------------------------------------------------------
Five Years Ended 11/30/02                          - 6.08             - 7.09
--------------------------------------------------------------------------------
Inception (10/21/94) through 11/30/02              - 5.24             - 5.87
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                  % Return           % Return
                                                 Without CDSC        With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 11/30/02                            -12.96%            -13.83%
--------------------------------------------------------------------------------
Five Years Ended 11/30/02                          - 7.06             - 7.06
--------------------------------------------------------------------------------
Inception (10/21/94) through 11/30/02              - 6.23             - 6.23
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.


                                     4 & 5

                       Merrill Lynch Latin America Fund, Inc., November 30, 2002

PERFORMANCE DATA (concluded)

Class B and Class D Shares

ML Latin America Fund, Inc.'s Class B and Class D Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class B Shares and Class D Shares compared to growth of an investment in the MSCI EM Latin America Free Index. Values are from November 1992 to November 2002:

                                    11/92            11/93             11/94            11/95             11/96
ML Latin America
Fund, Inc.+--
Class B Shares*                     $10,000          $14,980           $18,004          $11,105           $13,420
ML Latin America
Fund, Inc.+--
Class D Shares*+++                  $9,475           $14,294           $17,306          $10,757           $13,120

                                    11/97            11/98             11/99            11/00             11/01            11/02
ML Latin America
Fund, Inc.+--
Class B Shares*                     $16,172          $11,252           $14,326          $14,604           $12,889          $11,220
ML Latin America
Fund, Inc.+--
Class D Shares*+++                  $15,928          $11,167           $14,346          $14,735           $13,102          $11,504

                                    11/92            11/93             11/94            11/95             11/96            11/97
MSCI EM Latin America
Free Index++                        $10,000          $14,595           $19,457          $14,001           $17,125          $21,762

                                    11/98            11/99             11/00            11/01             11/02
MSCI EM Latin America
Free Index++                        $16,322          $20,675           $19,050          $17,888           $15,094

  * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  + ML Latin America Fund, Inc. invests primarily in Latin American equity and debt securities.
 ++ This unmanaged market capitalization-weighted Index by Morgan Stanley Capital International is comprised of a representative sampling of stocks of large-, medium- and small-capitalization companies in Argentina, Brazil, Chile and Mexico which are freely purchasable by foreign investors.
+++ As a result of the implementation of the Merrill Lynch Select Pricing(SM) System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.

      Past performance is not predictive of future performance.

Average Annual Total Return

                                                 % Return             % Return
                                               Without CDSC          With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 11/30/02                            -12.95%              -16.43%
--------------------------------------------------------------------------------
Five Years Ended 11/30/02                          - 7.05               - 7.41
--------------------------------------------------------------------------------
Ten Years Ended 11/30/02                           + 1.16               + 1.16
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                             % Return Without     % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 11/30/02                           -12.20%            -16.81%
--------------------------------------------------------------------------------
Five Years Ended 11/30/02                         - 6.30             - 7.31
--------------------------------------------------------------------------------
Ten Years Ended 11/30/02                          + 1.96             + 1.41
--------------------------------------------------------------------------------
 * Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class D Shares (formerly Class A Shares) were offered at a higher-than-maximum sales charge. Thus, actual returns would have been somewhat lower than noted for the ten-year period.)
**    Assuming maximum sales charge.

CONSOLIDATED SCHEDULE OF INVESTMENTS                           (in U.S. dollars)

                                     Shares Held/                                                                         Percent of
COUNTRY     Industries++             Face Amount               Long-Term Investments                            Value     Net Assets
====================================================================================================================================
Argentina   Apparel, Accessories &      315,022  +Grimoldi SA 'B'                                            $    43,391        0.1%
            Luxury Goods
            ------------------------------------------------------------------------------------------------------------------------
            Electric Utilities          424,200  +Central Costanera SA 'B'                                       350,579        0.4
            ------------------------------------------------------------------------------------------------------------------------
            Real Estate                  33,575  +IRSA Inversiones y Representaciones SA 'B'                      17,019        0.0
            Management &                 41,890  +IRSA Inversiones y Representaciones SA (GDR)**                 205,261        0.3
            Development                                                                                      -----------       -----
                                                                                                                 222,280        0.3
            ------------------------------------------------------------------------------------------------------------------------
                                                  Total Long-Term Investments in Argentina                       616,250        0.8
====================================================================================================================================
Brazil      Aerospace & Defense         128,298   Embraer-Empresa Brasileira de Aeronautica SA (ADR)*          1,875,717        2.3
            ------------------------------------------------------------------------------------------------------------------------
            Apparel, Accessories &   19,118,264   Companhia de Tecidos Norte de Minas--Coteminas (Preferred)   1,176,658        1.5
            Luxury Goods             12,284,085  +Empresa Nasional de Comercio SA                                  6,062        0.0
                                                                                                             -----------       ----
                                                                                                               1,182,720        1.5
            ------------------------------------------------------------------------------------------------------------------------
            Banks                    16,257,298   Banco Itau SA (Preferred)                                      674,806        0.8
                                         69,800   Uniao de Bancos Brasileiros SA (Unibanco) (GDR)**              610,052        0.8
                                                                                                             -----------       -----
                                                                                                               1,284,858        1.6
            ------------------------------------------------------------------------------------------------------------------------
            Beverages & Tobacco         125,700   Companhia de Bebidas das Americas (Preferred) (ADR)*         1,885,500        2.3
            ------------------------------------------------------------------------------------------------------------------------
            Electric Utilities           34,307   Companhia Energetica de Minas Gerais SA--CEMIG (ADR)*          220,251        0.3
                                     83,412,222   Companhia Energetica de Minas Gerais SA--CEMIG (Preferred)     540,836        0.6
                                         36,995  +Espirito Santo Centrais Eletricas SA--Escelsa                  466,558        0.6
                                                                                                             -----------       -----
                                                                                                               1,227,645        1.5
            ------------------------------------------------------------------------------------------------------------------------
            Industrial Materials        334,500   Marcopolo SA                                                   402,592        0.5
            ------------------------------------------------------------------------------------------------------------------------
            Integrated                   47,800   Brasil Telecom Participacoes SA (ADR)*                       1,185,440        1.5
            Telecommunication       110,352,367   Brasil Telecom SA (Preferred)                                  346,411        0.4
            Services                    171,000   Tele Norte Leste Participacoes SA (ADR)*                     1,256,850        1.6
                                    122,969,273   Telemar Norte Leste SA 'A' (Preferred)                       1,446,301        1.8
                                                                                                             -----------       -----
                                                                                                               4,235,002        5.3
            ------------------------------------------------------------------------------------------------------------------------
            Machinery                 2,541,552   Weg SA (Preferred)                                           2,125,218        2.7
            ------------------------------------------------------------------------------------------------------------------------
            Metals & Mining                 949   Companhia Siderurgica Nacional                                      13        0.0
                                         46,900   Companhia Siderurgica Nacional (ADR)*                          626,115        0.8
                                  BRL 1,099,391   Companhia Vale do Rio Doce, 0% due 12/31/2049 (b)                    0        0.0
                                        208,617   Companhia Vale do Rio Doce (ADR)*                            5,257,148        6.5
                                                                                                             -----------       -----
                                                                                                               5,883,276        7.3
            ------------------------------------------------------------------------------------------------------------------------
            Oil & Gas                   257,400   Petroleo Brasileiro SA (ADR)*                                3,119,688        3.9
                                        270,511   Petroleo Brasileiro SA--Petrobras (ADR)*                     3,543,694        4.4
                                                                                                             -----------       -----
                                                                                                               6,663,382        8.3
            ------------------------------------------------------------------------------------------------------------------------


                                     6 & 7

                       Merrill Lynch Latin America Fund, Inc., November 30, 2002

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)               (in U.S. dollars)

                                         Shares                                                                           Percent of
  COUNTRY     Industries++                Held                 Long-Term Investments                            Value     Net Assets
====================================================================================================================================
Brazil        Paper Products               15,400   Aracruz Celulose SA (ADR)*                               $   261,800        0.3%
(concluded)                            30,750,350   Votorantim Celulose e Papel SA (Preferred)                   990,587        1.2
                                                                                                             -----------       -----
                                                                                                               1,252,387        1.5
              ----------------------------------------------------------------------------------------------------------------------
              Specialty Retailing         167,375   Globex Utilidades SA (Preferred)                             252,841        0.3
                                           64,924  +Globex Utilidades SA (Receipts)                               80,098        0.1
                                                                                                             -----------       -----
                                                                                                                 332,939        0.4
              ----------------------------------------------------------------------------------------------------------------------
              Specialty Stores             35,300   Companhia Brasileira de Distribuicao
                                                    Grupo Pao de Acucar (ADR)*                                   550,680        0.7
              ----------------------------------------------------------------------------------------------------------------------
              Wireless                134,206,929   Tele Celular Sul Participacoes SA                             73,956        0.1
              Telecommunication       107,603,246   Tele Centro Oeste Celular Participacoes SA                   244,855        0.3
              Services                    217,430   Tele Centro Oeste Celular Participacoes SA (ADR)*            837,106        1.0
                                      102,796,031   Tele Leste Celular Participacoes SA                           15,219        0.0
                                      110,791,109   Tele Nordeste Celular Participacoes SA                        72,899        0.1
                                            6,264   Tele Nordeste Celular Participacoes SA (ADR)*                 91,768        0.1
                                      129,248,732   Telemig Celular Participacoes SA                             145,637        0.2
                                        6,090,475   Telemig Celular SA                                            55,102        0.1
                                          631,740   Telemig Celular SA 'C' (Preferred)                             5,369        0.0
                                                                                                             -----------       -----
                                                                                                               1,541,911        1.9
              ----------------------------------------------------------------------------------------------------------------------
                                                    Total Long-Term Investments in Brazil                     30,443,827       37.8
====================================================================================================================================
Chile         Banks                        51,181   Banco Santander Chile SA (ADR)*                              957,597        1.3
              ----------------------------------------------------------------------------------------------------------------------
              Distillers & Vintners         3,465   Vina Concha Y Toro SA (ADR)*                                 109,563        0.1
              ----------------------------------------------------------------------------------------------------------------------
              Diversified Financial        37,315   Genesis Chile Fund                                           904,889        1.1
              Services
              ----------------------------------------------------------------------------------------------------------------------
              Electric                     56,305   Empresa Nacional de Electricidad SA (Endesa) (ADR)*          429,044        0.5
              Utilities
              ----------------------------------------------------------------------------------------------------------------------
              Integrated                  208,132   Compania de Telecomunicaciones de Chile SA (ADR)*          2,000,149        2.5
              Telecommunication
              Services
              ----------------------------------------------------------------------------------------------------------------------
                                                    Total Long-Term Investments in Chile                       4,401,242        5.5
====================================================================================================================================
Colombia      Diversified Financials      331,243  +Valores Bavaria SA                                            17,238        0.0
              ----------------------------------------------------------------------------------------------------------------------
              General Merchandise         130,675   Almacenes Exito SA                                           143,514        0.2
              Stores
              ----------------------------------------------------------------------------------------------------------------------
                                                    Total Long-Term Investments in Colombia                      160,752        0.2
====================================================================================================================================
Mexico        Airport Services             37,300   Grupo Aeroportuario del Sureste SA de CV (ADR)*              394,634        0.5
              ----------------------------------------------------------------------------------------------------------------------
              Banks                        15,716  +Banco Latinoamericano de Exportaciones, SA 'E'                56,578        0.1
                                        3,372,375  +Grupo Financiero BBVA Bancomer, SA de CV                   2,605,654        3.2
                                          507,200   Grupo Financiero Banorte SA de CV 'O'                      1,171,155        1.5
                                                                                                             -----------       -----
                                                                                                               3,833,387        4.8
              ----------------------------------------------------------------------------------------------------------------------
              Beverages                    68,425   Coca-Cola Femsa SA (ADR)*                                  1,511,508        1.9
                                           58,987   Fomento Economico Mexicano, SA de CV (ADR)*                2,200,215        2.7
                                          844,800   Grupo Modelo, SA de CV 'C'                                 2,106,581        2.6
                                                                                                             -----------       -----
                                                                                                               5,818,304        7.2
              ----------------------------------------------------------------------------------------------------------------------
              Broadcasting & Cable TV      94,875  +Grupo Televisa SA (ADR)*                                   2,792,171        3.5
                                           57,000   TV Azteca, SA de CV (ADR)*                                   250,344        0.3
                                                                                                             -----------       -----
                                                                                                               3,042,515        3.8
              ----------------------------------------------------------------------------------------------------------------------
              Construction Materials      188,284   Cemex, SA de CV (ADR)*                                     4,379,486        5.5
                                           13,298   Cemex, SA de CV (ADR)* (Warrants) (a)                         23,936        0.0
                                            5,800   Cemex, SA de CV (Warrants) (a)                                 2,392        0.0
                                                                                                             -----------       -----
                                                                                                               4,405,814        5.5
              ----------------------------------------------------------------------------------------------------------------------
              Department Stores           211,794  +Grupo Sanborns SA 'B1'                                       252,882        0.3
              ----------------------------------------------------------------------------------------------------------------------
              General Merchandise       1,161,322   Wal-Mart de Mexico, SA de CV 'C'                           2,486,746        3.1
              Stores                      759,168   Wal-Mart de Mexico, SA de CV 'V'                           1,842,859        2.3
                                                                                                             -----------       -----
                                                                                                               4,329,605        5.4
              ----------------------------------------------------------------------------------------------------------------------
              Household Products          366,966   Kimberly-Clark de Mexico, SA de CV 'A'                       880,298        1.1
              ----------------------------------------------------------------------------------------------------------------------
              Industrial                  651,500   Alfa, SA 'A'                                               1,059,475        1.3
              Conglomerates
              ----------------------------------------------------------------------------------------------------------------------
              Industrials                  53,630   Grupo IMSA, SA de CV (ADR)*                                  605,483        0.7
              ----------------------------------------------------------------------------------------------------------------------
              Integrated                  292,693   Telefonos de Mexico SA (ADR)*                              9,436,422       11.7
              Telecommunication
              Services
              ----------------------------------------------------------------------------------------------------------------------
              Metals & Mining              36,500   Industrias Penoles SA                                         57,988        0.1
              ----------------------------------------------------------------------------------------------------------------------
              Oil & Gas                    36,891   Tubos de Acero de Mexico SA (ADR)*                           341,242        0.4
              Equipment & Services
              ----------------------------------------------------------------------------------------------------------------------
              Real Estate                 233,100  +Consorcio ARA, SA de CV                                      368,488        0.5
              Management &
              Development
              ----------------------------------------------------------------------------------------------------------------------
              Wireless                    331,809   America Movil, SA de CV 'L' (ADR)*                         5,026,906        6.3
              Telecommunication
              Services
              ----------------------------------------------------------------------------------------------------------------------
                                                    Total Long-Term Investments in Mexico                     39,853,443       49.6
====================================================================================================================================
Peru          Banks                        43,200   Credicorp Limited                                            389,664        0.5
              ----------------------------------------------------------------------------------------------------------------------
              Metals & Mining              71,707   Compania de Minas Buenaventura SA (ADR)*                   1,611,256        2.0
              ----------------------------------------------------------------------------------------------------------------------
              Packaged Foods &          3,817,525  +Alicorp SA                                                   403,394        0.5
              Meals
              ----------------------------------------------------------------------------------------------------------------------
                                                    Total Long-Term Investments in Peru                        2,404,314        3.0
====================================================================================================================================


                                     8 & 9

                       Merrill Lynch Latin America Fund, Inc., November 30, 2002

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)               (in U.S. dollars)

                                         Shares                                                                           Percent of
  COUNTRY     Industries++                Held                 Long-Term Investments                            Value     Net Assets
====================================================================================================================================
Venezuela     Construction Materials      643,105  +Sudamtex de Venezuela (ADR)* (c)(d)                      $    72,092        0.1%
              ----------------------------------------------------------------------------------------------------------------------
              Integrated                   89,634   Compania Anonima Nacional Telefonos de Venezuela
              Telecommunication                     (CANTV) (ADR)*                                             1,172,413        1.4
              Services
              ----------------------------------------------------------------------------------------------------------------------
              Metals & Mining              27,350  +International Briquettes Holding, Inc.                         5,470        0.0
              ----------------------------------------------------------------------------------------------------------------------
                                                    Total Long-Term Investments in Venezuela                   1,249,975        1.5
====================================================================================================================================
              Total Investments (Cost--$115,186,407)                                                          79,129,803       98.4

              Other Assets Less Liabilities                                                                    1,293,474        1.6
                                                                                                             -----------      -----
              Net Assets                                                                                     $80,423,277      100.0%
                                                                                                             ===========      =====
====================================================================================================================================

  +   Non-income producing security.
 ++ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
  *   American Depositary Receipts (ADR).
 **   Global Depositary Receipts (GDR).
(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b) Received through a bonus issue from Companhia Vale do Rio Doce. As of November 30, 2001, the bonds have not commenced trading and the coupon rate has not been determined.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2 (a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                                  Net Share      Net    Dividend
      Industry              Affiliate              Activity      Cost    Income
      --------------------------------------------------------------------------
      Construction      Sudamtex de
      Materials         Venezuela (ADR)               --          --       --
      --------------------------------------------------------------------------

      See Notes to Consolidated Financial Statements.

Portfolio Information As of November 30, 2002 (unaudited)

                                                                      Percent of
Ten Largest Holdings (Equity Investments)                             Net Assets
Telefonos de Mexico SA (ADR) ..................................          11.7%
Petroleo Brasileiro SA (ADR)* .................................           8.3
Companhia Vale do Rio Doce (ADR) ..............................           6.5
America Movil, SA de CV 'L' (ADR) .............................           6.3
Cemex, SA de CV* ..............................................           5.5
Wal-Mart de Mexico, SA de CV* .................................           5.4
Grupo Televisa SA (ADR) .......................................           3.5
Grupo Financiero BBVA Bancomer, SA de CV ......................           3.2
Fomento Economico Mexicano, SA de CV (ADR) ....................           2.7
Weg SA (Preferred) ............................................           2.7

*     Includes combined holdings.

                                                                      Percent of
Five Largest Industries (Equity Investments)+                         Net Assets
Integrated Telecommunication Services .........................          20.9%
Metals & Mining ...............................................           9.4
Oil & Gas .....................................................           8.3
Wireless Telecommunication Services ...........................           8.2
Banks .........................................................           8.2

+ For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

              As of November 30, 2002
===================================================================================================================================
Assets:       Investments, at value (including securities loaned of $528,000)
              (identified cost--$115,186,407) ....................................................                    $  79,129,803
              Investments held as collateral for loaned securities, at value .....................                          565,002
              Foreign cash (cost--$1,192,994) ....................................................                        1,133,871
              Receivables:
                Securities sold ..................................................................     $  2,462,467
                Dividends ........................................................................          379,124
                Capital shares sold ..............................................................           32,251
                Loaned securities income .........................................................              148       2,873,990
                                                                                                       ------------
              Prepaid expenses and other assets ..................................................                           29,420
                                                                                                                      -------------
              Total assets .......................................................................                       83,732,086
                                                                                                                      -------------
===================================================================================================================================
Liabilities:  Collateral on securities loaned, at value ..........................................                          565,002
              Payables:
                Securities purchased .............................................................        1,804,498
                Custodian bank ...................................................................          536,623
                Capital shares redeemed ..........................................................          203,108
                Investment adviser ...............................................................           60,485
                Distributor ......................................................................           25,055       2,629,769
                                                                                                       ------------
              Accrued expenses ...................................................................                          114,038
                                                                                                                      -------------
              Total liabilities ..................................................................                        3,308,809
                                                                                                                      -------------
===================================================================================================================================
Net Assets:   Net assets .........................................................................                    $  80,423,277
                                                                                                                      =============
===================================================================================================================================
Net Assets    Class A Common Stock, $.10 par value, 100,000,000 shares authorized ................                    $     166,283
Consist of:   Class B Common Stock, $.10 par value, 100,000,000 shares authorized ................                          187,220
              Class C Common Stock, $.10 par value, 100,000,000 shares authorized ................                           31,648
              Class D Common Stock, $.10 par value, 100,000,000 shares authorized ................                          414,249
              Paid-in capital in excess of par ...................................................                      290,347,218
              Accumulated investment loss--net ...................................................     $   (733,282)
              Accumulated realized capital losses on investments and foreign
              currency transactions--net .........................................................     (173,862,269)
              Unrealized depreciation on investments and foreign currency transactions--net ......      (36,127,790)
                                                                                                       ------------
              Total accumulated losses--net ......................................................                     (210,723,341)
                                                                                                                      -------------
              Net assets .........................................................................                    $  80,423,277
                                                                                                                      =============
===================================================================================================================================
Net Asset     Class A--Based on net assets of $17,018,623 and 1,662,831 shares outstanding .......                    $       10.23
Value:                                                                                                                =============
              Class B--Based on net assets of $18,258,703 and 1,872,203 shares outstanding .......                    $        9.75
                                                                                                                      =============
              Class C--Based on net assets of $3,083,631 and 316,480 shares outstanding ..........                    $        9.74
                                                                                                                      =============
              Class D--Based on net assets of $42,062,320 and 4,142,493 shares outstanding .......                    $       10.15
                                                                                                                      =============
===================================================================================================================================

            See Notes to Consolidated Financial Statements.


                                     10 & 11

                       Merrill Lynch Latin America Fund, Inc., November 30, 2002

CONSOLIDATED STATEMENT OF OPERATIONS

                      For the Year Ended November 30, 2002
===================================================================================================================================
Investment            Dividends (net of $232,269 foreign withholding tax) .......................                     $   3,605,417
Income:               Interest ..................................................................                            68,856
                      Securities lending--net ...................................................                            12,417
                                                                                                                      -------------
                      Total income ..............................................................                         3,686,690
                                                                                                                      -------------
===================================================================================================================================
Expenses:             Investment advisory fees ..................................................    $   1,056,505
                      Account maintenance and distribution fees--Class B ........................          329,309
                      Transfer agent fees--Class D ..............................................          150,978
                      Transfer agent fees--Class B ..............................................          126,615
                      Custodian fees ............................................................          122,604
                      Account maintenance fees--Class D .........................................          117,335
                      Professional fees .........................................................          107,841
                      Accounting services .......................................................           97,959
                      Transfer agent fees--Class A ..............................................           69,743
                      Printing and shareholder reports ..........................................           54,376
                      Directors' fees and expenses ..............................................           51,384
                      Account maintenance and distribution fees--Class C ........................           40,874
                      Registration fees .........................................................           36,400
                      Transfer agent fees--Class C ..............................................           15,615
                      Pricing fees ..............................................................            4,762
                      Other .....................................................................           78,219
                                                                                                     -------------
                      Total expenses ............................................................                         2,460,519
                                                                                                                      -------------
                      Investment income--net ....................................................                         1,226,171
                                                                                                                      -------------
===================================================================================================================================
Realized &            Realized loss from:
Unrealized              Investments--net ........................................................      (20,905,996)
Gain (Loss)             Foreign currency transactions--net ......................................       (1,050,356)     (21,956,352)
on Investments &                                                                                     -------------
Foreign Currency      Change in unrealized depreciation on:
Transactions--Net       Investments--net ........................................................        9,634,625
                        Foreign currency transactions--net ......................................          190,271        9,824,896
                                                                                                     -------------    -------------
                      Total realized and unrealized loss on investments and foreign currency
                      transactions--net .........................................................                       (12,131,456)
                                                                                                                      -------------
                      Net Decrease in Net Assets Resulting from Operations ......................                     $ (10,905,285)
                                                                                                                      =============
===================================================================================================================================

                  See Notes to Consolidated Financial Statements.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          For the Year Ended
                                                                                                              November 30,
                                                                                                     ------------------------------
                      Decrease in Net Assets:                                                             2002             2001
===================================================================================================================================
Operations:           Investment income--net ....................................................    $   1,226,171    $     552,407
                      Realized loss on investments and foreign currency transactions--net .......      (21,956,352)     (18,957,562)
                      Change in unrealized depreciation on investments and foreign currency
                      transactions--net .........................................................        9,824,896        4,301,689
                                                                                                     -------------    -------------
                      Net decrease in net assets resulting from operations ......................      (10,905,285)     (14,103,466)
                                                                                                     -------------    -------------
===================================================================================================================================
Dividends to          Investment income--net:
Shareholders:           Class A .................................................................          (61,439)              --
                                                                                                     -------------    -------------
                      Net decrease in net assets resulting from dividends to shareholders .......          (61,439)              --
                                                                                                     -------------    -------------
===================================================================================================================================
Capital Share         Net decrease in net assets derived from capital share transactions ........      (24,661,855)     (41,142,002)
Transaction:                                                                                         -------------    -------------
===================================================================================================================================
Net Assets:           Total decrease in net assets ..............................................      (35,628,579)     (55,245,468)
                      Beginning of year .........................................................      116,051,856      171,297,324
                                                                                                     -------------    -------------
                      End of the year* ..........................................................    $  80,423,277    $ 116,051,856
                                                                                                     =============    =============
===================================================================================================================================
                     *Accumulated investment loss--net ..........................................    $    (733,282)   $    (102,780)
                                                                                                     =============    =============
===================================================================================================================================

                  See Notes to Consolidated Financial Statements.

                                    12 & 13

                       Merrill Lynch Latin America Fund, Inc., November 30, 2002

CONSOLIDATED FINANCIAL HIGHLIGHTS

                                                                                                      Class A
                     The following per share data and ratios have been derived ----------------------------------------------------
                     from information provided in the financial statements.                For the Year Ended November 30,
                                                                               ----------------------------------------------------
                     Increase (Decrease) in Net Asset Value:                     2002       2001       2000       1999       1998
===================================================================================================================================
Per Share            Net asset value, beginning of year ...............        $  11.66   $  13.08   $  12.89   $  10.61   $  15.10
Operating                                                                      --------   --------   --------   --------   --------
Performance:         Investment income--net+ ..........................             .19        .13        .07        .20        .38
                     Realized and unrealized gain (loss) on investments
                     and foreign currency transactions--net ...........           (1.59)     (1.55)       .35       2.63      (4.87)
                                                                               --------   --------   --------   --------   --------
                     Total from investment operations .................           (1.40)     (1.42)       .42       2.83      (4.49)
                                                                               --------   --------   --------   --------   --------
                     Less dividends:
                        Investment income--net ........................            (.03)        --       (.18)      (.55)        --
                        In excess of investment income--net ...........              --         --       (.05)        --         --
                                                                               --------   --------   --------   --------   --------
                     Total dividends ..................................            (.03)        --       (.23)      (.55)        --
                                                                               --------   --------   --------   --------   --------
                     Net asset value, end of year .....................        $  10.23   $  11.66   $  13.08   $  12.89   $  10.61
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Total Investment     Based on net asset value per share ...............         (12.04%)   (10.86%)     3.04%     28.74%    (29.74%)
Return:*                                                                       ========   ========   ========   ========   ========

===================================================================================================================================
Ratios to Average    Expenses .........................................           1.85%      1.73%      1.48%      1.77%      1.53%
Net Assets:                                                                    ========   ========   ========   ========   ========
                     Investment income--net ...........................           1.63%       .97%       .48%      1.84%      2.12%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Supplemental         Net assets, end of year (in thousands) ...........        $ 17,018   $ 22,753   $ 30,466   $ 32,023   $ 26,249
Data:                                                                          ========   ========   ========   ========   ========
                     Portfolio turnover ...............................          45.85%     43.74%     41.70%     29.91%     31.92%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================

                                                                                                      Class B
                     The following per share data and ratios have been derived ----------------------------------------------------
                     from information provided in the financial statements.                For the Year Ended November 30,
                                                                               ----------------------------------------------------
                     Increase (Decrease) in Net Asset Value:                     2002       2001       2000       1999       1998
===================================================================================================================================
Per Share            Net asset value, beginning of year ...............        $  11.20   $  12.69   $  12.52   $  10.20   $  14.66
Operating                                                                      --------   --------   --------   --------   --------
Performance:         Investment income (loss)--net+ ...................             .07       --++       (.07)       .10        .23
                     Realized and unrealized gain (loss) on investments
                     and foreign currency transactions--net ...........           (1.52)     (1.49)       .32       2.56      (4.69)
                                                                               --------   --------   --------   --------   --------
                     Total from investment operations .................           (1.45)     (1.49)       .25       2.66      (4.46)
                                                                               --------   --------   --------   --------   --------
                     Less dividends:
                        Investment income--net ........................              --         --       (.06)      (.34)        --
                        In excess of investment income--net ...........              --         --       (.02)        --         --
                                                                               --------   --------   --------   --------   --------
                     Total dividends ..................................              --         --       (.08)      (.34)        --
                                                                               --------   --------   --------   --------   --------
                     Net asset value, end of year .....................        $   9.75   $  11.20   $  12.69   $  12.52   $  10.20
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Total Investment     Based on net asset value per share ...............         (12.95%)   (11.74%)     1.94%     27.32%    (30.42%)
Return:*                                                                       ========   ========   ========   ========   ========
===================================================================================================================================
Ratios to Average    Expenses .........................................           2.91%      2.78%      2.51%      2.87%      2.57%
Net Assets:                                                                    ========   ========   ========   ========   ========
                     Investment income (loss)--net ....................            .62%      (.04%)     (.44%)      .98%      1.76%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Supplemental         Net assets, end of year (in thousands) ...........        $ 18,259   $ 49,253   $ 87,317   $135,883   $190,670
Data:                                                                          ========   ========   ========   ========   ========
                     Portfolio turnover ...............................          45.85%     43.74%     41.70%     29.91%     31.92%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================

                                                                                                      Class C
                     The following per share data and ratios have been derived ----------------------------------------------------
                     from information provided in the financial statements.                For the Year Ended November 30,
                                                                               ----------------------------------------------------
                     Increase (Decrease) in Net Asset Value:                     2002       2001       2000       1999       1998
===================================================================================================================================
Per Share            Net asset value, beginning of year ...............        $  11.19   $  12.68   $  12.53   $  10.18   $  14.64
Operating                                                                      --------   --------   --------   --------   --------
Performance:         Investment income (loss)--net+ ...................             .07       (.01)      (.07)       .09        .23
                     Realized and unrealized gain (loss) on investments
                     and foreign currency transactions--net ...........           (1.52)     (1.48)       .32       2.58      (4.69)
                                                                               --------   --------   --------   --------   --------
                     Total from investment operations .................           (1.45)     (1.49)       .25       2.67      (4.46)
                                                                               --------   --------   --------   --------   --------
                     Less dividends:
                        Investment income--net ........................              --         --       (.08)      (.32)        --
                        In excess of investment income--net ...........              --         --       (.02)        --         --
                                                                               --------   --------   --------   --------   --------
                     Total dividends ..................................              --         --       (.10)      (.32)        --
                                                                               --------   --------   --------   --------   --------
                     Net asset value, end of year .....................        $   9.74   $  11.19   $  12.68   $  12.53   $  10.18
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Total Investment     Based on net asset value per share ...............         (12.96%)   (11.75%)     1.90%     27.42%    (30.46%)
Return:*                                                                       ========   ========   ========   ========   ========

===================================================================================================================================
Ratios to Average    Expenses .........................................           2.91%      2.78%      2.51%      2.85%      2.57%
Net Assets:                                                                    ========   ========   ========   ========   ========
                     Investment income (loss)--net ....................            .59%      (.06%)     (.48%)      .89%      1.77%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Supplemental         Net assets, end of year (in thousands) ...........        $  3,084   $  4,538   $  7,000   $ 10,638   $ 12,196
Data:                                                                          ========   ========   ========   ========   ========
                     Portfolio turnover ...............................          45.85%     43.74%     41.70%     29.91%     31.92%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================

 *    Total investment returns exclude the effects of sales charges.
 +    Based on average shares outstanding.
++    Amount is less than $.01 per share.

      See Notes to Consolidated Financial Statements.


                                    14 & 15

                       Merrill Lynch Latin America Fund, Inc., November 30, 2002

CONSOLIDATED FINANCIAL HIGHLIGHTS (concluded)

                                                                                                      Class D
                     The following per share data and ratios have been derived ----------------------------------------------------
                     from information provided in the financial statements.                For the Year Ended November 30,
                                                                               ----------------------------------------------------
                     Increase (Decrease) in Net Asset Value:                     2002       2001       2000       1999       1998
===================================================================================================================================
Per Share            Net asset value, beginning of year ...............        $  11.56   $  13.00   $  12.83   $  10.53   $  15.02
Operating                                                                      --------   --------   --------   --------   --------
Performance:         Investment income--net+ ..........................             .16        .09        .03        .18        .34
                     Realized and unrealized gain (loss) on investments
                     and foreign currency transactions--net ...........           (1.57)     (1.53)       .34       2.62      (4.83)
                                                                               --------   --------   --------   --------   --------
                     Total from investment operations .................           (1.41)     (1.44)       .37       2.80      (4.49)
                                                                               --------   --------   --------   --------   --------
                     Less dividends:
                        Investment income--net ........................              --         --       (.16)      (.50)        --
                        In excess of investment income--net ...........              --         --       (.04)        --         --
                                                                               --------   --------   --------   --------   --------
                     Total dividends ..................................              --         --       (.20)      (.50)        --
                                                                               --------   --------   --------   --------   --------
                     Net asset value, end of year .....................        $  10.15   $  11.56   $  13.00   $  12.83   $  10.53
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Total Investment     Based on net asset value per share ...............         (12.20%)   (11.08%)     2.71%     28.47%    (29.89%)
Return:*                                                                       ========   ========   ========   ========   ========
===================================================================================================================================
Ratios to Average    Expenses .........................................           2.10%      1.98%      1.73%      2.04%      1.78%
Net Assets:                                                                    ========   ========   ========   ========   ========
                     Investment income--net ...........................           1.37%       .69%       .20%      1.73%      2.54%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================
Supplemental         Net assets, end of year (in thousands) ...........        $ 42,062   $ 39,508   $ 46,514   $ 47,691   $ 50,093
Data:                                                                          ========   ========   ========   ========   ========
                     Portfolio turnover ...............................          45.85%     43.74%     41.70%     29.91%     31.92%
                                                                               ========   ========   ========   ========   ========
===================================================================================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Consolidated Financial Statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Latin America Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal


                                    16 & 17

                       Merrill Lynch Latin America Fund, Inc., November 30, 2002 income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Merrill Lynch Latin America Fund Chile Ltd., a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(j) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from a failed trade that settled the next day.

(k) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax difference of $1,795,234 has been reclassified between undistributed net investment income and accumulated net realized capital losses. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class B ....................................         .25%               .75%
Class C ....................................         .25%               .75%
Class D ....................................         .25%                --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended November 30, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                        FAMD            MLPF&S
--------------------------------------------------------------------------------
Class A.....................................            $  1            $   11
Class D.....................................            $249            $2,152
--------------------------------------------------------------------------------

For the year ended November 30, 2002, MLPF&S received contingent deferred sales charges of $22,170 and $150 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of November 30, 2002, cash collateral of $254,251 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $310,751 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended November 30, 2002, QA Advisors received $4,972 in securities lending agent fees.

In addition, MLPF&S received $15,582 in commissions on the execution of portfolio security transactions for the Fund for the year ended November 30, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended November 30, 2002, the Fund reimbursed MLIM $7,691 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2002 were $46,155,422 and $63,021,706, respectively.

Net realized losses for the year ended November 30, 2002 and net unrealized losses as of November 30, 2002 were as follows:

-------------------------------------------------------------------------------
                                                  Realized          Unrealized
                                                   Losses             Losses
-------------------------------------------------------------------------------
Long-term investments ..................       $(20,905,996)       $(36,056,604)
Forward foreign exchange
 contracts .............................           (738,391)                 --
Foreign currency transactions ..........           (311,965)            (71,186)
                                               ------------        ------------
Total ..................................       $(21,956,352)       $(36,127,790)
                                               ============        ============
-------------------------------------------------------------------------------

As of November 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $38,933,972, of which $3,502,703 related to appreciated securities and $42,436,675 related to depreciated securities. At November 30, 2002, the aggregate cost of investments for Federal income tax purposes was $118,063,775.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $24,661,855 and $41,142,002 for the years ended November 30, 2002 and November 30, 2001, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                                            Dollar
Ended November 30, 2002                           Shares               Amount
-------------------------------------------------------------------------------
Shares sold ............................            402,629        $  5,146,138
Shares issued to shareholders in
reinvestment of dividends ..............              4,764              58,841
                                               ------------        ------------
Total issued ...........................            407,393           5,204,979
Shares redeemed ........................           (696,443)         (8,473,583)
                                               ------------        ------------
Net decrease ...........................           (289,050)       $ (3,268,604)
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended November 30, 2001                           Shares               Amount
-------------------------------------------------------------------------------
Shares sold ............................            330,548        $  4,628,179
Shares redeemed ........................           (708,633)         (9,596,554)
                                               ------------        ------------
Net decrease ...........................           (378,085)       $ (4,968,375)
                                               ============        ============
-------------------------------------------------------------------------------


                                    18 & 19

                       Merrill Lynch Latin America Fund, Inc., November 30, 2002

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended November 30, 2002                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................             45,566        $    541,833
Automatic conversion of shares .........         (1,733,997)        (20,124,673)
Shares redeemed ........................           (837,966)         (9,820,192)
                                               ------------        ------------
Net decrease ...........................         (2,526,397)       $(29,403,032)
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended November 30, 2001                           Shares               Amount
-------------------------------------------------------------------------------
Shares sold ............................             92,565        $  1,226,338
Automatic conversion of shares .........           (712,180)         (8,906,890)
Shares redeemed ........................         (1,860,493)        (24,222,442)
                                               ------------        ------------
Net decrease ...........................         (2,480,108)       $(31,902,994)
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended November 30, 2002                           Shares               Amount
-------------------------------------------------------------------------------
Shares sold ............................             14,184        $    169,142
Shares redeemed ........................           (103,336)         (1,180,869)
                                               ------------        ------------
Net decrease ...........................            (89,152)       $ (1,011,727)
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended November 30, 2001                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................             22,537        $    308,219
Shares redeemed ........................           (168,847)         (2,183,878)
                                               ------------        ------------
Net decrease ...........................           (146,310)       $ (1,875,659)
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended November 30, 2002                           Shares               Amount
-------------------------------------------------------------------------------
Shares sold ............................             90,392        $  1,226,845
Automatic conversion of shares .........          1,673,634          20,124,673
                                               ------------        ------------
Total issued ...........................          1,764,026          21,351,518
Shares redeemed ........................         (1,038,127)        (12,330,010)
                                               ------------        ------------
Net increase ...........................            725,899        $  9,021,508
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended November 30, 2001                           Shares               Amount
-------------------------------------------------------------------------------
Shares sold ............................             79,577        $  1,098,448
Automatic conversion of shares .........            691,635           8,906,890
                                               ------------        ------------
Total issued ...........................            771,212          10,005,338
Shares redeemed ........................           (931,657)        (12,400,312)
                                               ------------        ------------
Net decrease ...........................           (160,445)       $ (2,394,974)
                                               ============        ============
-------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the year ended November 30, 2002.

6. Commitments:

At November 30, 2002, the Fund entered into foreign exchange contracts under which it had agreed to sell foreign currency with an approximate value of $462,000.

7. Distributions to Shareholders:

On December 17, 2002, an ordinary income dividend of $.058745 per Class A Share and $.030254 per Class D Share was declared. The dividend was paid on December 20, 2002, to shareholders of record on December 16, 2002.

The tax character of distributions paid during the fiscal years ended November 30, 2002 and November 30, 2001 was as follows:

-----------------------------------------------------------------------------
                                                 11/30/2002       11/30/2001
-----------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ......................       $     61,439      $         --
                                               ------------      ------------
Total taxable distributions ............       $     61,439      $         --
                                               ============      ============
-----------------------------------------------------------------------------

As of November 30, 2002, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net .....................        $     222,251
Undistributed long-term capital gains--net .............                   --
                                                                -------------
Total undistributed earnings--net ......................              222,251
Capital loss carryforward ..............................         (167,459,845)*
Unrealized losses--net .................................          (43,485,747)**
                                                                -------------
Total accumulated losses--net ..........................        $(210,723,341)
                                                                =============
-----------------------------------------------------------------------------

 * On November 30, 2002, the Fund had a net capital loss carryforward of $167,459,845, of which $53,474,080 expires in 2004, $52,461,806 expires in
      2006, $26,681,113 expires in 2007, $4,233,519 expires in 2009 and
      $30,609,327 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Latin America Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Merrill Lynch Latin America Fund, Inc. and its subsidiary as of November 30, 2002, the related consolidated statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years presented. These consolidated financial statements and the consolidated financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Latin America Fund, Inc. and its subsidiary as of November 30, 2002, the results of their operations, the changes in their net assets, and the consolidated financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
January 6, 2003


                                    20 & 21

                       Merrill Lynch Latin America Fund, Inc., November 30, 2002

OFFICERS AND DIRECTORS

                                                                                                      Number of
                                                                                                    Portfolios in         Other
                                          Position(s)  Length                                       Fund Complex      Directorships
                                             Held      of Time      Principal Occupation(s)          Overseen by          Held by
Name                    Address & Age     with Fund    Served         During Past 5 Years              Director          Director
------------------------------------------------------------------------------------------------------------------------------------
      Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K. Glenn*         P.O. Box 9011     President    1999 to    Chairman, Americas Region            117 Funds          None
                        Princeton, NJ        and       present    since 2001 and Executive Vice     162 Portfolios
                        08543-9011        Director       and      President since 1983 of Fund
                        Age: 62                        1991 to    Asset Management, L.P. ("FAM")
                                                       present    and Merrill Lynch Investment
                                                                  Managers, L.P. ("MLIM");
                                                                  President of Merrill Lynch
                                                                  Mutual Funds since 1999;
                                                                  President of FAM Distributors,
                                                                  Inc. ("FAMD") since 1986 and
                                                                  Director thereof since 1991;
                                                                  Executive Vice President and
                                                                  Director of Princeton
                                                                  Services, Inc. ("Princeton
                                                                  Services") since 1993;
                                                                  President of Princeton
                                                                  Administrators, L.P. since
                                                                  1988; Director of Financial
                                                                  Data Services, Inc. since
                                                                  1985.
                     ===============================================================================================================
                     *  Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the
                        Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice
                        President of FAM and MLIM; President of FAMD; Executive Vice President of Princeton Services; and President
                        of Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.
====================================================================================================================================

                                                                                                      Number of
                                                                                                    Portfolios in         Other
                                          Position(s)  Length                                       Fund Complex      Directorships
                                             Held      of Time      Principal Occupation(s)          Overseen by          Held by
Name                    Address & Age     with Fund    Served*         During Past 5 Years              Director          Director
------------------------------------------------------------------------------------------------------------------------------------
      Independent Directors
------------------------------------------------------------------------------------------------------------------------------------
Ronald W. Forbes        P.O. Box 9011     Director     2000 to    Professor Emeritus of Finance,       45 Funds           None
                        Princeton, NJ                  present    School of Business, State         54 Portfolios
                        08543-9011                                University of New York at
                        Age: 62                                   Albany since 2000 and
                                                                  Professor thereof from 1989 to
                                                                  2000.
====================================================================================================================================
Cynthia A. Montgomery   P.O. Box 9011     Director     2000 to    Professor, Harvard Business          45 Funds        Unum-
                        Princeton, NJ                  present    School since 1989.                54 Portfolios      Provident
                        08543-9011                                                                                     Corporation;
                         Age: 50                                                                                       Newell
                                                                                                                       Rubbermaid
                                                                                                                       Inc.
====================================================================================================================================
Charles C. Reilly       P.O. Box 9011     Director     1991 to    Self-employed financial              45 Funds           None
                        Princeton, NJ                  present    consultant since 1990.            54 Portfolios
                        08543-9011
                        Age: 71
====================================================================================================================================
Kevin A. Ryan           P.O. Box 9011     Director     2000 to    Founder and currently Director       45 Funds           None
                        Princeton, NJ                  present    Emeritus of The Boston            54 Portfolios
                        08543-9011                                University Center for the
                        Age: 70                                   Advancement of Ethics and
                                                                  Character and Director thereof
                                                                  from 1989 to 1999; Professor
                                                                  from 1982 to 1999 at Boston
                                                                  University.
====================================================================================================================================
Roscoe S. Suddarth      P.O. Box 9011     Director     2000 to    President, Middle East               45 Funds           None
                        Princeton, NJ                  present    Institute from 1995 to 2001.      54 Portfolios
                        08543-9011
                        Age: 67
====================================================================================================================================
Richard R. West         P.O. Box 9011     Director     1991 to    Dean Emeritus of New York            45 Funds        Bowne &
                        Princeton, NJ                  present    University, Leonard N. Stern      54 Portfolios      Co., Inc.;
                        08543-9011                                School of Business                                   Vornado
                        Age: 64                                   Administration since 1994.                           Realty Trust;
                                                                                                                       Alexander's
                                                                                                                       Inc.
====================================================================================================================================
Edward D. Zinbarg       P.O. Box 9011     Director     1994 to    Self-employed financial              45 Funds           None
                        Princeton, NJ                  present    consultant since 1994.            54 Portfolios
                        08543-9011
                        Age: 68
                     ===============================================================================================================
                     *  The Director's term is unlimited. Directors serve until their resignation, removal or death, or until
                        December 31 of the year in which they turn 72.
====================================================================================================================================

                                          Position(s)  Length
                                             Held      of Time
Name                    Address & Age     with Fund    Served*       Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
      Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke         P.O. Box 9011     Vice         1993 to    First Vice President of FAM and MLIM since 1997 and Treasurer
                        Princeton, NJ     President    present    thereof since 1999; Senior Vice President and Treasurer of
                        08543-9011        and          and        Princeton Services since 1999; Vice President of FAMD since 1999;
                        Age: 42           Treasurer    1999 to    Vice President of FAM and MLIM from 1990 to 1997; Director of MLIM
                                                       present    Taxation since 1990.
====================================================================================================================================
Robert C. Doll, Jr.     P.O. Box 9011     Senior       1999 to    President and Global Chief Investment Officer of MLIM and member
                        Princeton, NJ     Vice         present    of the Executive Management Committee of ML & Co., Inc. since
                        08543-9011        President               2001; Chief Investment Officer, Senior Vice President and Co-Head
                        Age: 49                                   of MLIM Americas from 1999 to 2001; Chief Investment Officer of
                                                                  Oppenheimer Funds, Inc. from 1987 to 1999 and Executive Vice
                                                                  President from 1991 to 1999.
====================================================================================================================================
Susan B. Baker          P.O. Box 9011     Secretary    2000 to    Director (Legal Advisory) of MLIM since 1999 and Vice President
                        Princeton, NJ                  present    from 1993 to 1999; Attorney associated with MLIM since 1987.
                        08543-9011
                        Age: 45
                     ===============================================================================================================
                     *  Officers of the Fund serve at the pleasure of the Board of Directors.
====================================================================================================================================
                        Further information about the Fund's Officers and Directors is available in the Fund's Statement of
                        Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.
====================================================================================================================================

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661


Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


                                     22 & 23

[LOGO] Merrill Lynch  Investment Managers

                      [GRAPHIC OMITTED]

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Latin America Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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